Supplement to

            calvert global water fund

Calvert Equity and Asset Allocation Funds Prospectus

Class A, B, C and Y

dated January 31, 2011

Date of Supplement: May 17, 2011

In the portfolio manager chart for Calvert Global Water Fund under “Portfolio Management” on page 41 of the Prospectus, add the following below the information provided for Catherine Ryan (column headings are included here for ease of reference):

Portfolio Manager Name	Title	Length of Time Managing Fund

Matthew Sheldon, CFA	Portfolio Manager, Environmental Strategies, KBI	Since April 2011

In the portfolio manager chart under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Global Alternative Energy Fund and Calvert Global Water Fund” on page 82 of the Prospectus, add the following below the information provided for Catherine Ryan (column headings are included here for ease of reference):

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team

Matthew Sheldon, CFA	Portfolio Manager, KBI (2011-Present) Investment Analyst, Water Asset Management (2007-2011) Equity Analyst, Wedge Capital Management (2002-2006)	Portfolio Manager, Calvert Global Water Fund